SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2002

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification Number)

Two North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     On August 9, 2002, each of the Principal Executive Officer, Samuel Zell, and Principal Financial Officer, Richard D. Kincaid, of Equity Office Properties Trust submitted to the Securities Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     Copies of these statements are attached hereto at Exhibits 99.1 and 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  EQUITY OFFICE PROPERTIES TRUST

Date: August 9, 2002	By: /s/ Stanley M. Stevens Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

     Attached as exhibits to this form are the documents listed below:

Exhibit	Document

99.1	Statement Under Oath of Principal Executive Officer dated August 9, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 9, 2002

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